                                                                  EXHIBIT 10.13B

                        SALE AND TERMINATION AGREEMENT



DATE:  11 October 1995

PARTIES:

(1) PT RAJASA HAZANAH PERKASA, a limited liability company established under the laws of the Republic of Indonesia and having its principal office at Wisma Pejaten, Jl. Pejaten Barat No. 6, Jakarta 12510 ("RHP");

(2) PT DETONA SATYA DINAMIKA, a limited liability company established under the laws of the Republic of Indonesia and having its principal office at Setiabudi II Building, 3A Floor, Jl. H.R Rasuna Said, Jakarta 12920 ("DSD");

(3) PT BINA REKSA PERDANA, a limited liability company established under the laws of the Republic of Indonesia and having its principal office at Arthaloka Building, 14th Floor, Jl. Jend. Sudirman 2, Jakarta ("BRP");

(4) INTERNATIONAL WIRELESS COMMUNICATIONS, a corporation established under the laws of the State of Delaware, USA, and having its principal office at 400 South El Camino Real, Suite 1275, San Mateo, California, 94402, USA ("IWC"); and

(5) BELL ATLANTIC INDONESIA, a corporation established under the laws of the State of Delaware, USA, and having its principal office at Arlington, Virginia, USA ("BA").


RECITALS:

(A) Under a Joint Venture Agreement dated 21 April 1993 between BA, BRP, RHP and PT Panutan Duta ("PD") (the "Joint Venture Agreement'), BA obtained certain rights to an ownership interest in RHP.

(B) Subsequently, BRP acquired PD's shares in RHP and BRP is currently the sole shareholder in RHP.

(C)  IWC and DSD have agreed with BRP to obtain an ownership interest in RHP.

(D) BA is the assignee of the benefit of all obligations owed to its affiliate Bell Atlantic International, Inc. ("BAII") by

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     RHP, BRP and PD under agreements related to or pursuant to the Joint
     Venture Agreement including without limitation a Services Agreement dated 16 December 1992 between BAII and RHP and Loan Agreements dated 21 April 1993 between BAII and RHP, PD and BRP respectively (the "Related Agreements").

(E) The Parties wish to terminate all existing arrangements and agreements in relation to BA's participation in RHP, under the terms set out below.


AGREED TERMS:

1. BA agrees, subject to the terms of this Termination Agreement, to relinquish, and to sell and transfer to DSD, BRP and IWC, all of its right, title and interest in RHP, including its rights to share and other financial rights in RHP, whether direct or through its shareholders.

2. In consideration of BA's relinquishment of title and interest as provided in Clause 1, RHP, BRP, IWC and DSD have issued a promissory note in favor of BA in the form of the attached.

3. RHP, BRP, IWC and DSD hereby consent to the assignment of the Related Agreements from BAII to BA.

4. The Joint Venture Agreement and the Related Agreements are hereby terminated and each party thereto hereby releases the other parties thereto from any and all obligations thereunder.

5. RHP, BRP, IWC and DSD hereby indemnify and hold harmless BA and its shareholders, affiliates, directors, employees, agents and consultants for any loss, damage, liability, cost or expense (including attorney fees) sustained by it in connection with any claim by PD under the Joint Venture Agreement or the Related Agreements.

6. In the event that the amounts due under the Promissory Note are not paid by the Maturity Date (as defined therein) BA will, without prejudice to any other rights at law including to enforce its rights under the Promissory Note, have the right, exercisable at its direction, to a 35% ownership interest in RHP or to assign such interest to a third party.

7. The parties agree to take all necessary action and execute such further documents as may be necessary to give effect to the provisions of this Agreement.

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8.   This Agreement supersedes any and all existing agreements or arrangements between the parties whether written or oral which relate to the subject matter hereof.

9. This Agreement shall be governed by and construed in accordance with the laws of the Republic of Indonesia.


DULY EXECUTED on the above date.


PT RAJASA HAZANAH PERKASA



By  /s/                             By  /s/
    ----------------------------    ----------------------------
Name:                               Name:
Title:  President Director          Title:  President Komisaris



PT DELTONA SATYA DINAMIKA



By  /s/                             By  /s/
    ----------------------------    ----------------------------
Name:                               Name:
Title:  President Director          Title:  President Komisaris



PT BINA REKSA PERDANA



By  /s/                             By  /s/
    ----------------------------    ----------------------------
Name:                               Name:
Title:  President Director          Title:  President Komisaris

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

INTERNATIONAL WIRELESS COMMUNICATIONS



By  /s/ Hugh McClung
    ----------------------------
Name:  Chairman
Title: Hugh McClung



BELL ATLANTIC INDONESIA, INC.

       [Seal]

By  /s/ Robert B. Harmon
    ----------------------------
Name:  Robert B. Harmon
Title: Executive Director

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                               PROMISSORY NOTE


Date:  11 October 1995
Amount:  US$17,120,000
Due on:  10 October 1996

FOR VALUE RECEIVED, PT Rajasa Hazanah Perkasa, a limited liability company established under the laws of the Republic of Indonesia and having its principal office at Wisma Pejaten, Jl. Pejaten Barat No. 6, Jakarta 12510; PT Deltona Satya Dinamika, a limited liability company established under the laws of the Republic of Indonesia and having its principal office at Setiabudi II Building, 3A Floor, Jl II.R Rasuna Said, Jakarta 12920; PT Bina Reksa Perdana, a limited liability company established under the laws of the Republic of Indonesia and having its principal office at Arthaloka Building, 14th Floor, Jl. Jenderal Sudirman 2, Jakarta, and International Wireless Communications, a corporation established under the laws of the State of Delaware, USA, and having its principal office at 400 South El Camino Real, Suite 1275, San Mateo, California 94420, USA (each a "Payer" and collectively the "Payers") hereby jointly and severally unconditionally promise to pay to the order of Bell Atlantic Indonesia, Inc., a corporation established under the laws of the State of Delaware, USA the "Payee" at its principal office at 1310 North Court House Rd, Arlington, VA 22201 the amount of US$17,112,000, comprised of US$16,000,000 in principal and US$1,112,000 in interest on 10 October 1996 (the "Maturity Date") together with any other amount determined as provided herein.

Any amount of this Promissory Note that is not received by the Payee on or before the Maturity Date will bear interest at the rate of 10% per annum based on a 360-day year and calculated from the Maturity date until payment is received by the Payee.

In the event any Payer is required to withhold any tax from any payment under this Promissory Note, other than withholding not to exceed 10% on the amount of any interest payable hereunder, then the amount due and payable shall automatically increase to that amount which after the withholding, will result in the Payee actually receiving the same amount as it would have received had the withholding tax been limited to 10% on the interest payable hereunder.

The non-exercise by the Payee of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance. The Payers each hereby irrevocably waive diligence, presentment, demand, protest and

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notice of any kind in the enforcement of this Promissory Note other than as herein provided. Except as otherwise provided herein, all amounts owned by Payee pursuant to this Promissory Note shall be paid in full, without set-off or counterclaim, free and clear of any deduction or withholding except as expressly provided in this Promissory Note.

This Promissory Note shall be governed by and interpreted in accordance with the laws of the Republic of Indonesia, without prejudice to or limitation of any other rights or remedies available to the holder hereof under the laws of any other jurisdiction.

PT RAJASA HAZANAH PERKASA


By  /s/                             By  /s/
    ----------------------------    ----------------------------
Name:                               Name:
Title:  President Director          Title:  President Komisaris



PT DELTONA SATYA DINAMIKA


By  /s/                             By  /s/
    ----------------------------    ----------------------------
Name:                               Name:
Title:  President Director          Title:  President Komisaris



PT BINA REKSA PERDANA


By  /s/                             By  /s/
    ----------------------------    ----------------------------
Name:                               Name:
Title:  President Director          Title:  President Komisaris



INTERNATIONAL WIRELESS COMMUNICATIONS


By  /s/ Hugh McClung
    ----------------------------
Name:  Hugh McClung
Title: Chairman

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